SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 16, 2000
                        ---------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

 Delaware                           001-8368                 51-0228924
(State of                    (Commission File No.)          (IRS Employer
 Incorporation)                                              Identification No.)

                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

On March 16, 2000, the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.

On March 17, 2000, the registrant's Board of Directors amended the Rights Agreement, dated as of October 15, 1999, between the registrant and Equiserve Trust Company, N.A., to revise the definition of "Acquiring Person" therein to include, under specified circumstances, Laidlaw Inc., a Canadian corporation. The amendment to the Rights Agreement is filed herewith as Exhibit 99.2.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


Exhibit No.                 Description
-----------     -------------------------------------
99.1            Press Release issued March 16, 2000 (Filed herewith.)

99.2 First Amendment to Rights Agreement, dated as of March 17, 2000, between Safety-Kleen Corp. and Equiserve Trust Company, N.A.

99.3 Letter Agreement, dated October 12, 1999, between Safety-Kleen Corp. and Laidlaw Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SAFETY-KLEEN CORP.



Date:  March 17, 2000                  By:  /s/ Grover C. Wrenn
                                            -------------------
                                            Grover C. Wrenn
                                            Vice Chairman

                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -----------------------
99.1           Press Release issued March 16, 2000 (Filed herewith.)

99.2 First Amendment to Rights Agreement, dated as of March 17, 2000, between Safety-Kleen Corp. and Equiserve Trust Company, N.A.

99.3 Letter Agreement, dated October 12, 1999, between Safety-Kleen Corp. and Laidlaw Inc.